QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2015
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY FINANCIAL DATA (UNAUDITED)
QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table summarizes the Company's quarterly financial results for each quarter of the years ended December 31, 2015 and 2014 ($ in thousands, except per share data):

	For the three month period ended,
	March 31	June 30	September 30	December 31
2015:
Total revenue	$12,992	$12,311	$12,242	$12,450
Net income attributable to ACRE	$9,295	$11,263	$11,710	$11,052
Net income attributable to common stockholders	$7,062	$8,967	$9,379	$8,877
Net income per common share-Basic	$0.25	$0.31	$0.33	$0.31
Net income per common share-Diluted	$0.25	$0.31	$0.33	$0.31
2014:
Total revenue (1)	$9,207	$9,321	$8,352	$10,658
Net income attributable to ACRE	$4,755	$6,638	$4,102	$9,121
Net income attributable to common stockholders	$4,755	$6,638	$4,102	$8,901
Net income per common share-Basic	$0.17	$0.23	$0.14	$0.31
Net income per common share-Diluted	$0.17	$0.23	$0.14	$0.31
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(1)
As of December 31, 2014, the Company no longer presents other interest expense in its consolidated statements of operations. Total revenue has been adjusted from the previously filed Forms 10-Q as of March 31, June 30 and September 30, 2014 to reflect the reclassification of other interest expense. Other interest expense related to the 2015 Convertible Notes has been reclassified into interest expense, other interest expense related to the Warehouse Lines of Credit has been reclassified into gains from mortgage banking activities and other interest expense related to escrow accounts has been reclassified into servicing fees, net in the consolidated statements of operations. The impact of these reclasses is a decrease in total revenue by $1.7 million, $1.8 million and $1.9 million, respectively, for the three month periods ending March 31, June 30 and September 30, 2014, respectively.